CENTRAL SECURITIES CORPORATION

_________

INTERIM REPORT TO STOCKHOLDERS

AS OF SEPTEMBER 30, 2020

[2]

To the Stockholders of

Central Securities Corporation:

Financial data for the period ended September 30, 2020 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	Sept. 30, 2020	June 30, 2020	Dec. 31, 2019
Net assets	$921,973,718	$908,358,668	$994,595,051
Net assets per share of Common Stock	$35.78	$35.23	$38.42
Shares of Common Stock outstanding	25,771,137	25,787,110	25,889,242

Comparative operating results are as follows:

	Nine months ended September 30,
	2020	2019
Net investment income	$18,605,821	$11,978,114
Per share of Common Stock	.72 *	.47	*
Net realized gain on sale of investments	26,332,198	20,225,138
Increase (decrease) in net unrealized appreciation of investments	(109,454,467)	161,862,151
Increase (decrease) in net assets resulting from operations	(64,516,448)	194,065,403

* Per-share data are based on the average number of Common shares outstanding during the nine-month period.

During the nine months ended September 30, 2020, the Corporation purchased 122,105 shares of its Common Stock at an average price of $24.89 per share. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

We have continued to implement a work-from-home strategy to address the operating environment spurred by the COVID-19 pandemic. We are monitoring guidance from experts to ensure safe operations when employees are able to return to our office. During these uncertain times, we remain focused on long-term investing in growing, well-managed companies with a durable competitive advantage.

Stockholders’ inquiries are welcome.

Wilmot H. Kidd   John C. Hill   Andrew J. O’Neill

630 Fifth Avenue

New York, NY 10111

November 4, 2020

[3]

PRINCIPAL PORTFOLIO CHANGES

July 1 to September 30, 2020

(Common Stock unless specified otherwise)

(unaudited)

	Number of Shares
	Purchased	Sold	Held September 30, 2020
Alphabet Inc. Class A	7,000		25,000
Amazon.com, Inc.		2,000	11,000
American Express Company	120,000		300,000
Aon plc	75,000		130,000
Berkshire Hathaway Inc. Class A		5	35
Capital One Financial Corporation	10,000		340,000
The Charles Schwab Corporation	100,000		600,000
Citigroup Inc.		255,000	—
Cogent Communications Holdings, Inc.	5,000		145,000
Coherent, Inc.	35,000		385,000
Heritage-Crystal Clean, Inc.	20,000		700,000
Intel Corporation		300,000	500,000
Kennedy-Wilson Holdings Inc.	570,000		570,000
Liberty Latin America Ltd. Class C		200,000	—
Rayonier Inc.	140,000		1,100,000
Ribbon Communications Inc.		618,742	388,746
TRI Pointe Group, Inc.		250,000	—

TEN LARGEST INVESTMENTS

September 30, 2020

(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$0.7	$206.1	22.4%	1982
Analog Devices, Inc.	5.8	51.9	5.6	1987
Coherent, Inc.	17.4	42.7	4.6	2007
Motorola Solutions, Inc.	11.9	39.2	4.3	2000
Progressive Corporation	22.7	37.9	4.1	2015
Alphabet Inc. Class A	26.0	36.6	4.0	2015
Amazon.com, Inc.	3.2	34.6	3.8	2014
American Express Company	27.3	30.1	3.3	2015
Rayonier Inc.	31.4	29.1	3.2	2014
Hess Corporation	31.2	28.7	3.1	2017

[4]

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman

L. Price Blackford, Lead Independent Director

Simms C. Browning

Donald G. Calder

David C. Colander

Jay R. Inglis

Wilmot H. Kidd IV

David M. Poppe

OFFICERS

Wilmot H. Kidd, Chief Executive Officer

John C. Hill, President

Marlene A. Krumholz, Vice President and Secretary

Andrew J. O’Neill, Vice President

Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue

New York, NY 10111

212-698-2020

866-593-2507 (toll free)

www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

P. O. Box 505000, Louisville, KY 40233

800-756-8200

www.computershare.com

CUSTODIAN

UMB Bank, n.a.

Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

New York, NY